UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 30, 2007



                             PYR ENERGY CORPORATION
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


         MARYLAND                   001-15511                 95-4580642
         --------                   ---------                 ----------
      (State or other        (Commission File Number)        (IRS Employer
       jurisdiction                                       Identification No.)
     of incorporation)


1675 BROADWAY, SUITE 2450, DENVER, COLORADO                           80202
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  (Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (303) 825-3748
                                                           --------------


                                 Not Applicable
               --------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 30, 2007, the board of directors PYR Energy Company (the "Company") removed Mr. Kenneth R. Berry, Jr. from the offices of President and Chief Executive Officer, Ms. Jane M. Richards from the office of Chief Financial Officer and Mr. Tucker Franciscus from the offices of Vice President-Strategic Development and Secretary. Each of Messrs. Berry and Franciscus and Ms. Richards will remain employed by the Company.

Also on May 30, 2007, the board of directors of the Company appointed Mr. C. Philip Tholen as Chief Executive Officer, President and Chief Financial Officer, Mr. Scott Rowland as Vice President and Ms. Annabel Jones as Secretary. None of Messrs. Tholen and Rowland or Ms. Jones is a party to an employment agreement with the Company, and none of them is a party to or participates in a material plan, contract or arrangement of the Company that was entered into or materially amended in connection with his or her appointment as an officer of the Company or received any grant or award under any such plan, contract or arrangement in connection with his appointment.

Information regarding Messrs. Tholen and Rowland and Ms. Jones was previously furnished to the Company by Samson Investment Company and is set forth in the Company's Information Statement filed pursuant to Section 14(f) of the Securities Exchange Act of 1934 as Exhibit (e)(8) to Schedule 14D-9/A with the Securities and Exchange Commission on May 1, 2007.

As of the date hereof, Samson Acquisition Corp., a wholly owned subsidiary of Samson Investment Company, owns approximately 75% of the outstanding shares of the Company and, as set forth in the Company's Form 8-K filed with the Securities and Exchange Commission on May 30, 2007, its two designees have been appointed to the board of directors of the Company. Additionally, the newly appointed officers discussed above are also Samson Investment Company employees.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 1, 2007                     PYR ENERGY CORPORATION



                                        By:  /s/  C. Philip Tholen
                                            -------------------------------
                                                C. Philip Tholen
                                                Chief Executive Officer,
                                                President and Chief Financial
                                                Officer






















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